Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,467.67
Total Transaction Valuation	119,244,543.00
Total Offset Amount	0.00
Net Fee	$ 16,467.67